UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2022

ZIMMER BIOMET HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
345 East Main Street
Warsaw, Indiana 46580
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (574)
267-6131
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZBH	New York Stock Exchange
1.414% Notes due 2022	ZBH 22A	New York Stock Exchange
2.425% Notes due 2026 1.164% Notes due 2027	ZBH 26 ZBH 27	New York Stock Exchange New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter)
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01	Other Events.
Zimmer Biomet Holdings, Inc. (“we,” “us,” “our,” the “Company” and other similar words) is filing this Current Report on Form
8-K,
including Exhibit 99.1, solely to recast certain financial information and related disclosures included in the Company’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2021, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 25, 2022 (the “2021
Form 10-K”).
On March 1, 2022, we completed the spinoff of our spine and dental businesses into a new public company, ZimVie Inc. (“ZimVie”). The historical results of our spine and dental businesses have been reflected as discontinued operations in our recast consolidated financial statements for all periods presented in Exhibit 99.1, including, as of December 31, 2021 and 2020, the assets and liabilities associated with these businesses being classified as assets and liabilities of discontinued operations in our consolidated balance sheets.
This Form
8-K
is being filed solely to recast financial information and related disclosures contained in the 2021 Form
10-K
to reflect the spinoff of our spine and dental businesses.
The following items of the 2021 Form
10-K
are being recast as reflected in Exhibit 99.1 to this Current Report on Form
8-K:

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II, Item 7A. Quantitative and Qualitative Disclosures about Market Risk;

•	Part II, Item 8. Financial Statements and Supplementary Data; and

•	Part IV, Item 15(a)(2), Financial Statement Schedule.
Except as specifically set forth in Exhibit 99.1 to reflect the historical results of our spine and dental businesses as discontinued operations, no revisions have been made to the 2021 Form
10-K
to update for other information, developments or events that have occurred since the 2021 Form
10-K
was filed with the SEC. Exhibit 99.1 does not purport to update the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section included in the 2021
Form 10-K except
with respect to the effects of the presentation of our spine and dental businesses as discontinued operations and as otherwise provided therein. Exhibit 99.1 should be read in conjunction with the 2021 Form
10-K
and subsequent filings with the SEC, including our Form
10-Q
for the quarter ended March 31, 2022 and our Current Reports on Form
8-K.
These subsequent SEC filings contain important information regarding forward-looking statements, events, developments, and updates affecting us and our expectations that have occurred since the filing of the 2021 Form
10-K.
The information contained in Exhibit 99.1 is not an amendment to, or a restatement of, the 2021 Form
10-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
EXHIBIT INDEX

Exhibit No.	Description

23	Consent of PricewaterhouseCoopers LLP

99.1
Recast Sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021: Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Part II, Item 7A. Quantitative and Qualitative Disclosures about Market Risk; Part II, Item 8. Financial Statements and Supplementary Data; and Part IV, Item 15(a)(2), Financial Statement Schedule

101.INS	Inline XBRL Instance Document – the instance document does not appear in the Interactive Data File because XBRL tags are embedded within the Inline XBRL document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 2
2
, 2022

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary